AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


     AMENDMENT dated as of December 23, 1997 among HALLWOOD CONSOLIDATED RESOURCES CORPORATION ("HCRC"), a Delaware corporation and HALLWOOD CONSOLIDATED PARTNERS, L.P. ("HCP"), a Colorado limited partnership (individually a "Borrower" and collectively the "Borrowers"), the BANKS listed on the signature pages hereof (the "Banks"), First Union National Bank, as collateral agent (the "Collateral Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

     WHEREAS, the Borrowers, the Banks, the Collateral Agent and the Agent are parties to a Second Amended and Restated Credit Agreement (as amended, the "Credit Agreement");

     WHEREAS, contemporaneously with the execution and delivery of this Amendment, HCRC and The Prudential Insurance Company of America (with its successors, "Prudential") are entering into a Subordinated Note and Warrant Purchase Agreement dated as of December 23, 1997 (the "Subordinated Notes Agreement");

     WHEREAS, contemporaneously with the execution and delivery of this Amendment, HCP is entering into a Senior Subordinated Guaranty Agreement in favor of Prudential dated as of December 23, 1997 (the "Subordinated Guaranty");

     WHEREAS, in the absence of this Amendment, the execution and delivery by HCRC of the Subordinated Notes Agreement and by HCP of the Subordinated Guaranty and the consummation of the transactions contemplated by the Subordinated Note Agreement and the Subordinated Guaranty, including without limitation the issuance of the Subordinated Notes, would constitute an Event of Default under the Credit Agreement;

     WHEREAS, the Borrowers have asked the Banks, and the Banks are willing, on the terms and conditions set forth herein, to amend the Credit Agreement to permit the execution and delivery by HCRC of the Subordinated Notes Agreement



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and by HCP of the Subordinated Guaranty and the consummation of the transactions contemplated by the Subordinated Notes Agreement and the Subordinated Guaranty;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Credit Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     SECTION 2. Additional Definitions Relating to the Subordinated Debt; Reset of Availability Limit; Reset of Debt Limit. (a) New definitions of "Prudential", "Subordinated Guaranty", "Subordinated Notes" and "Subordinated Notes Agreement" are added in alphabetical order to Section 1.01 of the Credit Agreement to read in their entirety as follows:

               "Prudential" means The Prudential Insurance Company of America and its successors and assigns.

               "Subordinated Guaranty" means the Senior Subordinated Guaranty Agreement by HCP in favor of Prudential dated as of December 23, 1997.

               "Subordinated Notes" means the 10.32% Senior Subordinated Notes Due December 23, 2007 issued by HCRC pursuant to the Subordinated Notes Agreement.

               "Subordinated Notes Agreement" means the Subordinated Note and Warrant Purchase Agreement dated as of December 23, 1997 between HCRC and Prudential, substantially in the form approved by the Banks prior to the date of effectiveness of Amendment No.2 to this Agreement dated as of December 23, 1997 among the Borrowers, the Banks, the Collateral Agent and the Agent.

     (b) The definition of "Availability Limit"set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "Availability Limit" means, on any date, an amount equal to the lesser of (i) the aggregate amount of the Commitments at such date and
          (ii) $10,000,000. The Availability Limit may be increased only by an amendment in accordance with Section 8.05, which the Banks may agree to or not agree to in their sole discretion.



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     (c) Effective on and as of the date of this Amendment, the "Debt Limit", as determined in accordance with subsection (b) of Section 4.17 of the Credit Agreement, shall be $10,000,000.

     SECTION 3. Change in the Default Interest Rate. Clause (e) of Section 2.04 is hereby amended to read in its entirety as follows:

                    "(e) On each day during  which a Default  shall occur and be continuing, all outstanding Loans of each Bank, and all interest which is past due to such Bank on such day, shall bear interest at a rate per annum equal to the sum of 2% plus the Base Rate for such day, but in no event to exceed the Highest Lawful Rate of such Bank."

     SECTION 4. Additional Events Requiring Notice to the Banks. Section 4.01 of the Credit Agreement is hereby amended by adding a new clause (d) immediately after clause (c) thereof, to read in its entirety as follows:

                    "(d)  contemporaneously with the delivery of any information
               (including without limitation financial information), reports or notices to Prudential pursuant to Section 5A of the Subordinated Notes Agreement, a copy thereof to each Bank (unless previously delivered to such Bank under this Agreement);"

     SECTION 5. Additional Permitted Debt of the Borrowers. Section 4.17 of the Credit Agreement is hereby amended by :

                    (i) deleting the "and" at the end of clause (v) thereof;

                    (ii)  renumbering   clause  (vi)  thereof  as  clause  (vii)
               thereof; and

                    (iii) adding a new clause (vi) immediately  after clause (v)
               thereof to read in its entirety as follows:

                    "(vi) the Subordinated Notes and the Subordinated  Guaranty;
               and"

     SECTION 6. Additional Permitted Debt of HCP. Section 4.20(d) of the Credit Agreement is hereby amended by :

                    (i) deleting the "and" at the end of clause (iii) thereof;

                    (ii) renumbering  clause (vi) thereof as clause (v) thereof;
               and



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                    (iii)  adding a new clause  (iv)  immediately  after  clause
               (iii) thereof to read in its entirety as follows:

                      "(iv) the Subordinated Guaranty; and"

     SECTION 7. Restrictions of Payments of Subordinated Debt. New Sections 4.37 and 4.38 are added to the Credit Agreement immediately after Section 4.36 thereof, to read in their entirety as follows:

                    "SECTION  4.37.   Incorporation   By  Reference  of  Certain
               Covenants.  The  provisions  of Paragraph 6A of the  Subordinated
               Notes Agreement and related definitions are hereby incorporated by reference with the same effect as if such provisions were fully set forth herein; provided that any amendments or waivers of any such provisions or related definitions shall be effective hereunder solely if consented to in writing by the Required Banks.

                    SECTION 4.38. Restrictions with Respect to Subordinated Debt. (a) HCRC shall not, and shall not permit any of its Subsidiaries to, make any payments with respect to the Subordinated Notes, other than (i) scheduled payments of interest, (ii) scheduled repayments of principal, each in the amount of $5,000,000 on or about December 23 in each of the years 2003 through 2006, inclusive, and (iii) scheduled payments of principal in the amount of $5,000,000 on or about December 23, 2007, in each case subject to the subordination provisions set forth in the Subordinated Note Agreement.

                    (b) Neither Borrower will enter into any amendment or waiver of any term of the Subordinated Notes Agreement, the Subordinated Guaranty or any Subordinated Notes without the prior written consent of the Required Banks."

     SECTION 8. Effectiveness. This Amendment shall become effective on the date on which the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Banks, the Collateral Agent and the Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) evidence satisfactory to the Agent that (x) HCRC and HCP shall have executed and delivered the Subordinated Notes Agreement and the Subordinated Guaranty, respectively and (y) HCRC shall have received proceeds of not less than $25,000,000 from the issuance and sale of the Subordinated Notes.



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     IN WITNESS  WHEREOF,  the parties  hereto have  caused this  Amendment  and
Waiver to be duly executed as of the date first above written.


                           HALLWOOD CONSOLIDATED RESOURCES CORPORATION

                           By     /s/   Robert S. Pfeiffer
                              -------------------------------------------------
                              Title:   Vice President


                           HALLWOOD CONSOLIDATED PARTNERS, L.P.

                           By: HALLWOOD CONSOLIDATED RESOURCES CORPORATION

                           By     /s/   Robert S. Pfeiffer
                              -------------------------------------------------
                           Title:   Vice President
                                    The General Partner of Hallwood
                                      Consolidated Partners, L.P.



                           MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                           By     /s/   John Kowalczuk
                             --------------------------------------------------
                                Title:   Vice President



                            FIRST UNION NATIONAL BANK

                           By     /s/   Michael J. Kolosowsky
                              -------------------------------------------------
                                Title:   Vice President



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                           NATIONSBANK OF TEXAS, N.A.


                           By     /s/   W. Keith Buchanan
                              -------------------------------------------------
                                Title:   Vice President



                           MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                             as Agent


                           By     /s/   John Kowalczuk
                              -------------------------------------------------
                              Title:   Vice President



                           FIRST UNION NATIONAL BANK,
                               as Collateral Agent


                           By     /s/   Michael J. Kolosowsky
                              -------------------------------------------------
                              Title:   Vice President



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